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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 23, 1997




                           SUN HYDRAULICS CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Florida                     0-21835                    59-2754337
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)





      1500 West University Parkway
            Sarasota, Florida                                       34232
----------------------------------------                        ------------
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:             941-362-1200
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ITEM 5.           OTHER EVENTS.

PRESS RELEASE

         On June 23, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.035 per share dividend on its common stock payable on July 15, 1997, to shareholders of record on July 3, 1997, and reporting comments made by management at the Registrant's annual shareholders' meeting held on June 21, 1997.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.


      Exhibit
       Number                      Exhibit Description

        99.1          Press Release of the Registrant dated June 23, 1997




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SUN HYDRAULICS CORPORATION



                                       By:   /s/ Richard J. Dobbyn
                                          --------------------------------------
                                             Richard J. Dobbyn
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)

Dated: July 9, 1997






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                                  EXHIBIT INDEX

       Exhibit
       Number                          Exhibit Description

        99.1      Press Release of the Registrant dated June 23, 1997.








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